Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Large Cap Core Fund

(the “Fund”)

Supplement dated September 16, 2026, to the Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”) of the Fund, each dated October 1, 2025, as supplemented to date

Effective September 1, 2026, Shilpee Raina, CFA, ceased serving as a portfolio manager to the Fund. Accordingly, all references to Ms. Raina are deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety. Effective September 1, 2026, David Maccarrone became a portfolio manager to the Fund.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” and the subsection of the Prospectus entitled “Fund Summary: Large Cap Core Fund – Investment Adviser – Portfolio Managers,” solely with respect to JPMIM, are deleted in their entirety and replaced with the following:

Portfolio Managers

Name and Title JPMIM	Portfolio Manager of the Fund Since
Scott Davis, MBA Managing Director	2025
David Maccarrone Managing Director	September 2026

The portion of the subsection of the Prospectus entitled “Management — Investment Subadvisers — J.P. Morgan Investment Management Inc. (‘JPMIM’),” solely with respect to the Large Cap Core Fund, is deleted in its entirety and replaced with the following:

The team responsible for managing a portion of the Large Cap Core Fund is Scott Davis and David Maccarrone.

Scott B. Davis, MBA, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee of JPMorgan since 2006, Mr. Davis was previously a media and internet analyst in the U.S. Equity Research Group. He holds a Bachelor of Science from Drexel University and a Master of Business Administration from Columbia Business School.

David Maccarrone, Managing Director and Associate Director of U.S. Research for JPMIM, is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2010, Mr. Maccarrone joined the U.S. Core research team as a research analyst covering energy, basic materials and commodities related stocks and has served as Global Commodities Sector lead. As Associate Director of Research, Mr. Maccarrone is responsible for the development of the Research Associate team and partnering with the U.S. Director of Research on research priorities. Prior to joining JPMIM, Mr. Maccarrone was a principal and senior research analyst at Longbow Capital Partners and Goldman Sachs.

The table in the subsection of the SAI entitled “Portfolio Managers — Other Accounts,” solely as it relates to JPMIM, is supplemented as follows:

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
JPMIM[4]	David Maccarrone	0	$0	0	$0	0	$0
23

Mr. Maccarrone became a portfolio manager of the Fund on September 1, 2026. The information for Mr. Maccarrone presented in this table is as of May 31, 2026, at which time Mr. Maccarrone was not a portfolio manager of the Fund.

As of August 30, 2026, Mr. Maccarrone does not have any ownership interest in the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus, Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.